UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ACCO BRANDS CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ACCO BRANDS CORPORATION Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held Virtually on May 21, 2024 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and 2023 Annual Report on Form 10-K are available at http://www.viewproxy.com/ACCO/2024. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for a copy. Please make your request for a copy as instructed below on or before May 13, 2024 to facilitate timely delivery. Important information regarding the Internet availability of the company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. To the Stockholders of ACCO BRANDS CORPORATION The 2024 Annual Meeting of Stockholders of ACCO BRANDS CORPORATION will be held virtually on May 21, 2024 at 9:30 a.m. CT. As a Registered Holder, you may vote your shares at the Annual Meeting of Stockholders by first registering at http://www.viewproxy.com/ACCO/2024at least one hour prior to the start time of the meeting and then using your Virtual Control Number below. On the day of the Annual Meeting of Stockholders, if you have properly registered, you will log in using the join link and password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled Voting and Proxies. 1. To elect each of the following nominees to serve as director until the next annual meeting of stockholders and until her or his successor is duly elected and qualified. 01. Joseph B. Burton 02. Kathleen S. Dvorak 03. Pradeep Jotwani 04. Robert J. Keller 05. Ron Lombardi 06. Graciela I. Monteagudo 07. E. Mark Rajkowski 08. Elizabeth A. Simermeyer 09. Thomas W. Tedford 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2024. 3. Approval, by non-binding advisory vote, of the compensation of our named executive officers. To consider and vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. The Board of Directors recommends that you vote FOR the Election of Directors and FOR proposals 2 and 3. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to http://www.viewproxy.com/ACCO/2024. Have your 11-digit Virtual Control Number (located below) available when you access the website and follow the instructions. Call 1-877-777-2857 TOLL FREE By e-mail at: requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit Virtual Control Number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 11-digit Virtual Control Number located in the box below. VIRTUAL CONTROL NUMBER

ACCO BRANDS CORPORATION

Four Corporate Drive

Lake Zurich, IL, 60047

PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE

The following proxy materials are available to you for review at:

http://www.viewproxy.com/ACCO/2024

•
Proxy Statement
•
2023 Annual Report on Form 10-K

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.

You must reference your Virtual Control Number to vote by Internet or request a paper copy of the proxy materials.

You May Vote Your Proxy When You View The Materials On The Internet.

You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857

or

By logging onto http://www.viewproxy.com/ACCO/2024

or

By e-mail at: requests@viewproxy.com

Please include the company name and your Virtual Control Number in the e-mail subject line.